UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2008

LEGEND MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-138479	87-0602435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9663 Santa Monica Blvd. #952
Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

(801) 244-2423
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 21, 2008 (the "Loan Date"), Well Chance Investments Limited (the "Company"), a company incorporated in the British Virgin Islands and a wholly-owned subsidiary of Legend Media, Inc. ("Legend"), entered into a Loan Agreement (the "Loan Agreement") with Newport Capital Asset Management Group, a California corporation ("Newport"), pursuant to which Newport loaned the Company $200,000 (the "Loan Amount"). The loan is evidenced by a secured convertible promissory note (the "Promissory Note").

Pursuant to the terms of the Loan Agreement, the Company must repay the Loan Amount plus the Loan Fee and any Additional Loan Fee (each as defined below) on or before 180 days following the Loan Date (the "Maturity Date"). If the Company repays the Loan Amount on or before 120 days following the Loan Date, then the Loan will be subject to a loan fee equal to $30,000 (the "Loan Fee"). In the event the Loan Amount and the Loan Fee are not repaid in full on or before the 120th day after the Loan Date, then, in addition to the Loan Amount and the Loan Fee, the total amount due and payable to Newport under the Loan Agreement shall also include an additional loan fee that shall be a percentage of the remaining outstanding Loan Amount at the time repayment is made (as applicable, the "Additional Loan Fee"). If any repayment is made on the 121st calendar day after the Loan Date and for the 29-day period ("Initial 30-day Period") thereafter, the Additional Loan Fee shall be 10% of the remaining outstanding Loan Amount at the time repayment is made. In addition, the Additional Loan Fee shall increase to 20% for the 30-day period subsequent to the Initial 30-day Period and shall continue to increase by 2% increments for each 30-day period thereafter until the Company makes full repayment of the remaining outstanding Loan Amount, the Loan Fee and any Additional Loan Fee due to Newport. Any partial repayment made by the Company prior to the Maturity Date will be applied in accordance with a formula set forth in the Loan Agreement by dividing such partial repayments between the outstanding Loan Amount, the Loan Fee and any Additional Loan Fee due on the date of repayment. In the event the Company does not repay the loan in full, including the Loan Amount, the Loan Fee and any Additional Loan Fee, on or before the Maturity Date, then (a) the Company will be in default of its obligations under the Loan Agreement, (b) the Additional Loan Fee will continue to increase by 2% increments for each 30-day period until the loan is repaid in full and (c) Newport will have the right to terminate the Loan Agreement and declare all amounts owed on the loan immediately due and payable.

Notwithstanding the foregoing, in the event there is a closing of an Equity Financing (as defined below) prior to the Maturity Date, then full repayment of the Loan Amount, the Loan Fee and any Additional Loan Fee owed to Newport as of the closing date of the Equity Financing (as calculated above) shall be payable by the Company to Newport no later than five business days after the closing date of the Equity Financing. "Equity Financing" means the issuance and sale after the Loan Date of equity or equity-linked securities by the Company or Legend to investors (other than investors who are stockholders of the Company on the Loan Date), which issuance and sale results in gross proceeds to the Company of at least $3,000,000.

In addition, pursuant to the terms of the Loan Agreement, all (but not less than all) of the outstanding Loan amount, the Loan Fee and any Additional Loan Fee may be converted at any time by Newport into common stock, $.001 par value per share, of Legend based upon the following (as applicable, the "Conversion Price"): (a) in the event the conversion takes place within 120 days of the Loan Date, the conversion price per share of common stock shall be $4.50; (b) in the event the conversion takes place between 121 and 150 days after the Loan Date, the conversion price per share of common stock shall be $5.50; and (c) in the event the conversion takes place 150 or more days after the Loan Date, the conversion price per share of common stock shall be $6.50.

Pursuant to the terms of the Loan Agreement, the Company granted to Newport certain registration rights for the common stock underlying the Warrant (as defined below). If, at any time after the Loan Date but on or before the second anniversary of the Loan Date, Legend prepares and files a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or otherwise registers securities under the Securities Act as to any of its securities (other than under a registration statement on Form S-8 or Form S-4), the Company will cause Legend to provide Newport at least 20 calendar days' written notice before the filing of such registration statement or such registration. If requested by Newport in writing within 15 calendar days of receiving notice from the Company, the Company will cause Legend to include all of the shares of its common stock underlying the Warrant in such registration statement. The number of shares registered in this manner may be reduced in the event that Legend conducts an underwritten registered offering in which it has been advised by the managing underwriter(s) that the number of shares underlying the Warrant requested to be included in such registration statement exceeds the number of securities which can be sold therein without adversely affecting the marketability of the registered offering.

The Loan Agreement contains certain other provisions which are customary for agreements of this nature, such as representations, warranties and covenants.

On the Loan Date, and pursuant to the terms of the Loan Agreement, the Company caused Legend to issue to Newport a Common Stock Purchase Warrant (the "Warrant") exercisable into 40,000 shares of Legend's common stock at an exercise price equal to $2.50 per share, subject to adjustment under the terms of the Warrant. The Warrant is exercisable upon issuance and until the third anniversary of the Loan Date. The Warrant may be exercised in a cashless manner.

The Company's obligations under the Loan Agreement are secured by a lien on all of the Company's assets in favor of Newport pursuant to the terms of a Security Agreement dated as of the Loan Date between the Company and Newport (the "Security Agreement").

The Company has attached hereto as Exhibits 4.1, 10.1, 10.2 and 10.3 copies of the Warrant, the Loan Agreement, the Promissory Note and the Security Agreement, respectively. The foregoing summaries are qualified in their entirety by the contents of the Warrant, the Loan Agreement, the Promissory Note and the Security Agreement.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.01 above with respect to the Loan Agreement and the Promissory Note is incorporated by reference herein.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the Warrant is incorporated by reference herein.

The issuance of the Warrant was, and the issuance of the common stock underlying the Warrant is expected to be, exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, insofar as: (i) the Warrant was issued to an accredited investor previously known to the Company; (ii) the Company restricted the transfer of the Warrant in accordance with the requirements of the Securities Act and will similarly restrict any shares of common stock issuable upon exercise of the Warrant; (iii) the issuance of the Warrant was not effected through any general solicitation or general advertising; (iv) Newport agreed to hold the Warrant and any shares of common stock issuable upon exercise of the Warrant for its own account and not on behalf of others; and (v) Newport represented that it acquired the Warrant for investment purposes only and not with a present intention to sell it or the shares of common stock underlying the Warrant.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Description

4.1	Common Stock Purchase Warrant dated as of April 21, 2008 issued by Well Chance Investments Limited to Newport Capital Asset Management Group
10.1	Loan Agreement dated as of April 21, 2008 between Well Chance Investments Limited and Newport Capital Asset Management Group
10.2	Secured Convertible Promissory Note dated as of April 21, 2008 issued by Well Chance Investments Limited to Newport Capital Asset Management Group
10.3	Security Agreement dated as of April 21, 2008 between Well Chance Investments Limited and Newport Capital Asset Management Group

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND MEDIA, INC.
Date: April 24, 2008	By:	/s/ Jeffrey Dash
Jeffrey Dash
Chief Executive Officer

Exhibit Index

Exhibit #	Description

4.1	Common Stock Purchase Warrant dated as of April 21, 2008 issued by Well Chance Investments Limited to Newport Capital Asset Management Group
10.1	Loan Agreement dated as of April 21, 2008 between Well Chance Investments Limited and Newport Capital Asset Management Group
10.2	Secured Convertible Promissory Note dated as of April 21, 2008 issued by Well Chance Investments Limited to Newport Capital Asset Management Group
10.3	Security Agreement dated as of April 21, 2008 between Well Chance Investments Limited and Newport Capital Asset Management Group